                                                                   EXHIBIT 10.27

THE TRANSFER OF THIS WARRANT IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS WARRANT HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD THE RESALE OR OTHER DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS.


                     CLASS B COMMON STOCK PURCHASE WARRANT
                     -------------------------------------

                             Dated:  May 10, 1999

        To Subscribe for and Purchase Shares of Class B Common Stock of

                     NORTHPOINT COMMUNICATIONS GROUP, INC.
                     -------------------------------------


          NORTHPOINT COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Company"), hereby certifies that MICROSOFT CORPORATION, a Washington
 -------
corporation, its permissible transferees, designees, successors and assigns (collectively, the "Holder"), for value received, is entitled to subscribe for
                    ------
and purchase from the Company at any time commencing on the date hereof (the "Issuance Date") and terminating on the fifth anniversary of the Issuance Date
 -------------
(the "Exercise Period") up to Eight Hundred Thirty Three Thousand, Three Hundred
      ---------------
Thirty-Three (833,333) shares (each a "Share" and, collectively, the "Shares")
                                       -----                          ------
of fully paid and non-assessable Class B Common Stock of the Company (the "Class
                                                                           -----
B Common Stock"), which is convertible into Common Stock of the Company (the
--------------
"Common Stock") subject to the provisions and upon the terms and conditions
-------------
hereinafter set forth at an initial exercise price of $36.00 per share (such price as from time to time to be adjusted as provided herein is called the "Exercise Price"). The number of Shares purchasable hereunder is subject to
 --------------
adjustment as provided in Section 3 hereof.

          This Warrant and any Warrant subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant."
                                                         -------

     1.   Exercise of Warrant.  The rights represented by this Warrant may be
          -------------------
exercised by the Holder, in whole or in part (but not as to fractional shares) at any time or from time to time upon five (5) business days' notice to the Company during the Exercise Period by the completion of the purchase form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the Holder hereof at the address of the Holder appearing on the books of the Company, and by payment to the Company of the Exercise Price in cash or by certified or official bank check, for each share being purchased. (In addition, see Section 2 below for net issuance provisions.) In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of

Class B Common Stock so purchased, registered in the name of the Holder, or its nominee or other party designated in the purchase form by the Holder hereof, shall be delivered to the Holder within thirty (30) business days after the date on which the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The person in whose name any certificate for shares of Class B Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant is made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Class B Common Stock issued upon such exercise. If any fractional interest in a share of Class B Common Stock would, except for the provision of this Section 1, be delivered upon such exercise, the Company, in lieu of delivery of a fractional share thereof, shall pay to the Holder an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Company.

     2.   Net Issuance.
          ------------

          2.1   Right to Convert.  In addition to and without limiting the
                ----------------
rights of the Holder under the terms of this Warrant, if the Current Market Value (as defined below) of a share of Common Stock is greater than the Warrant Price, in lieu of exercising this Warrant for cash the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right")
                                                           ----------------
into shares of Class B Common Stock equal to the value of this Warrant or the portion thereof being canceled as provided in this Section 2 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without
 ------------------------
payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Class B Common Stock computed using the following formula:


          X    =    Y (A - B)
                    ---------
                        A

where:    X    =    the number of shares of Class B Common Stock to be delivered to the Holder;
          Y    =    the number of Converted Warrant Shares;
 A                  the Current Market Value (as defined below) of one share of the Company's Common Stock on the Conversion Date; and
          B    =    the Exercise Price (as of the Conversion Date).

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair Current Market Value (as defined below) of the resulting fractional share on the Conversion Date. Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

          2.2  Method of Exercise.  The Conversion Right may be exercised by the
               ------------------
Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable
                        ---------------
upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

          2.3  Determination of Current Market Value.  For purposes of this
               -------------------------------------
Section 2, current market value (the "Current Market Value") of a share of
                                      --------------------
Common Stock on the Conversion Date shall mean (i) the average of the closing selling prices of the Common Stock on the stock exchange determined by the Board in good faith to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange, or if the foregoing does not apply, (ii) if the Common Stock is traded over-the-counter, the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its Nasdaq National Market, any successor system or any exchange on which it is listed, whichever is applicable, or (iii) if there is no public market for the Common Stock, then the Current Market Value shall be determined by mutual agreement of the holder of the Warrant and the Company, and if the holder and the Company are unable to so agree, by an investment banker of national reputation selected by the Company and reasonably acceptable to the holder of the Warrant.

     3.   Adjustments.
          -----------

          3.1  Dividends, Distributions, Subdivisions, Combinations and
               --------------------------------------------------------
Reclassifications.  In the event that before the issuance of the shares of Class
-----------------
B Common Stock into which this Warrant Certificate may be exercised the Company
(i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect immediately prior to such action and the number of shares of Class B Common Stock purchasable under this Warrant shall, concurrently with the effectiveness of such action, be proportionately adjusted.

          3.2  Issuances of Common Stock.  In the event the Company shall
               -------------------------
issue shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock to an Affiliate (as defined below) of the Company at a price per share that as of the date of such issuance is less than the then Current Market Value per share of Common Stock (determined in accordance with Section 2.3), excluding, however, (i) shares of Common Stock issued upon conversion of the shares of Class B Common Stock issued pursuant to the exercise of this Warrant, (ii) shares of Common Stock issued pursuant to the conversion rights of any security convertible into or exchangeable or exercisable for shares of Common Stock, which security was outstanding as of the Issuance Date (to the extent such issuances are in accordance with the terms of such securities in effect on the Issuance Date), (iii) shares of Common Stock issued in any of the transactions described in Section 3.1, and (iv) shares of Common Stock issued upon the grant, conversion, exchange or exercise of options granted to the Company's employees, directors, consultants or strategic partners under a plan or plans adopted by the Company's Board of Directors, the number of shares of Class B Common Stock issuable upon the exercise of the Warrant shall be increased to a number determined by multiplying the number of shares of Class B Common Stock theretofore issuable upon exercise of the Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such shares of Common Stock or securities plus the number of additional shares of Common Stock issued or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such shares of Common Stock or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company (assuming the exercise or conversion of all such securities) would purchase at the then Current Market Value per share of Common Stock (determined in accordance with Section 2.3). In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made immediately after such shares of Common Stock or securities are issued and shall become effective, retroactive to the date of such issuance. No adjustment shall be made pursuant to this Section 3.2 which shall have the effect of decreasing the number of shares of Class B Common Stock purchasable upon exercise of the Warrant or of increasing the Exercise Price. No adjustments shall be made under this Section
3.2 unless the adjustments to be made to the Exercise Price would individually or together with any prior adjustments to the Exercise Price exceed $.10. If such securities convertible into or exchangeable or exercisable for shares of Common Stock expire unexercised, any such adjustments shall be reversed or adjusted to reflect such expiration. For the purposes of this Section 3.2, "Affiliate" shall mean, as to any person or entity, a person or entity that,
----------
directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person or entity.

          3.3  Combination; Liquidation.
               ------------------------

               (a) If there shall be effected any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation (each, a "Combination"), the
                                                         -----------
 Holder shall have the right to receive upon exercise of the Warrant the kind and amount of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event (subject to further adjustment in accordance with the terms hereof). If agreed to by the surviving or acquiring Person (the "Successor Company"), the Company
                                              -----------------
shall provide that the Successor Company in such Combination will assume by written instrument the obligations under this Section 3.3(a) and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. The provisions of this Section 3.3(a) shall similarly apply to successive Combinations involving any Successor Company.

               (b) If there shall be effected any Combination where the holders of Common Stock shall be entitled pursuant to the terms of any such transaction to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Warrant, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such Combination not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

          3.4  Notice of Adjustment.  Whenever the Exercise Price or the number
               --------------------
of shares of Class B Common Stock issuable upon exercise of the Warrant Certificates is adjusted, as herein provided, the Company shall deliver to the Holder a certificate of the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, and specifying the Exercise Price and number of shares of Class B Common Stock issuable upon exercise of Warrant after giving effect to such adjustment.

          3.5  Stock To Be Reserved.  The Company will at all times reserve
               --------------------
and keep available out of its authorized Common Stock, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Class B Common Stock as shall then be issuable upon the exercise of this Warrant and such number of shares of Common Stock as shall be issuable upon conversion thereof.

          3.6  Issue Tax.  The issuance of certificates for shares of Class
               ---------
B Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

          3.7  Closing Of Books.  The Company will at no time close its
               ----------------
transfer books against the transfer of the shares of Class B Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

      4.  Notices Of Record Dates.  In the event of:
          -----------------------

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any Change of Control (as defined below); or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will give notice to the Holder of this Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least ten (10) days and not more than ninety (90) days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") or
                                                             --------------
to a favorable vote of shareholders, if either is required. For purposes of this
Section 4, a "Change of Control" shall mean the occurrence of any of the
              -----------------
following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     5.   No Shareholder Rights Or Liabilities.  This Warrant shall not
          ------------------------------------
entitle the Holder hereof to vote for the election of the directors of the Company or on any other matter or to any other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Class B Common Stock, and no mere enumeration hereon of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     6.   Lost, Stolen, Mutilated Or Destroyed Warrant.  If this Warrant
          --------------------------------------------
is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     7.   Presentment.  Prior to due presentment of this Warrant
          -----------
together with a completed assignment form attached hereto for registration of transfer, the Company may deem and treat the Holder as the absolute owner of the Warrant, notwithstanding any notation of ownership or other writing thereon, for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     8.   Notices.  Except as otherwise specified herein to the contrary,
          -------
all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered U.S. mail with return receipt requested and postage prepaid; by private overnight delivery service (e.g., Federal Express); by facsimile transmission (if no original documents or instruments must accompany the notice); or by personal delivery. Any such notice shall be deemed to have been given (a) five Business Days following the mailing thereof, if mailed by certified or registered U.S. mail as specified above; (b) on the Business Day immediately following deposit with a private overnight delivery service if sent by said service; (c) upon receipt of confirmation of transmission if sent by facsimile transmission; or (d) upon personal delivery of the notice. All such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this
Section 8):

                                If to the Company:

                                NorthPoint Communications Group, Inc.
                                222 Sutter Street
                                San Francisco, CA  94108
                                Attn:  Kevin Cameron, Esq.
                                Tel:   (415) 403-4003
                                Fax:   (415) 403-4004

                                With a copy to:

                                Latham & Watkins
                                135 Commonwealth Drive
                                Menlo Park, CA  94025
                                Attn:  Michael Hall, Esq.
                                Tel:   (650) 463-2655
                                Fax:   (650) 328-2600
                                If to the Holder:


                                Microsoft Corporation
                                One Microsoft Way
                                Redmond, WA 98052-6399
                                Attention:  Chief Financial Officer


                                With a copy to:

                                Microsoft Corporation
                                One Microsoft Way
                                Redmond, WA 98052-6399
                                Attention:  General Counsel, Finance and
                                Adminstration


Notwithstanding the time of effectiveness of notices set forth in this Section, a purchase form shall not be deemed effectively given until it has been duly completed and submitted to the Company together with the original Warrant to be exercised and payment of the Exercise Price in a manner set forth in this Warrant.

          9.   Governing Law.  The validity, interpretation and performance of
               -------------
this Warrant Certificate shall be governed by the laws of the State of California without regard to principles of conflicts of laws.

          10.  Successors and Assigns.  Subject to the restrictions on
               ----------------------
transfer by Holder set forth in that certain Warrant and Rights Agreement dated as of April 7, 1999, between the Company and the Holder, all the terms and provisions of this Warrant shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

          11.   Amendment.  This Warrant may be modified, amended or
                ---------
terminated by a writing signed by the Company and the Holder.

          12.  Severability.  Should any part but not the whole of this Warrant
               ------------
for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Warrant without including therein any such part which may, for any reason, be hereafter declared invalid.

          13.  No Impairment.  The Company will not, by any voluntary action,
               -------------
avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

          14.  No Right To Redeem.  Except as explicitly provided herein,
               ------------------
this Warrant may not be called by the Company.


         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on and as of the day and year first above written by one of its officers thereunto duly authorized.

                                 NORTHPOINT COMMUNICATIONS GROUP, INC.,
                                 a Delaware corporation

Dated:  May 10, 1999             By:/s/ Michael W. Malaga
                                        -----------------
                                 Name:  Michael MAlaga
                                 Title: Chief EXecutive Officer

          The undersigned Holder agrees and accepts this Warrant.

                                 MICROSOFT CORPORATION,
                                 a Washington corporation


                                 By:_____________________
                                 Name:
                                 Title:


                          [SIGNATURE PAGE TO WARRANT]

                                 PURCHASE FORM
                                 -------------

                  (To be executed by the Holder if it desires
                 to exercise the Warrant in whole or in part)

          The undersigned Holder hereby elects to exercise _______ of the rights to purchase Class B Common Stock represented by the attached Warrant, and to purchase the shares of Class B Common Stock issuable upon the exercise of such rights, and requests that certificates for securities be issued in the name of:


          ____________________________________________________________
                    (Please type or print name and address)

          ____________________________________________________________
          ____________________________________________________________
          ____________________________________________________________
                (Social Security or Tax Identification Number) and delivered to _____________________________________________________________
        (Please type or print name and address if different from above)

If such number of rights being exercised hereby shall not be all the rights evidenced by the attached Warrant, a new Warrant for the balance of such rights shall be registered in the name of, and delivered to, the Holder at the address set forth below.

          [In full payment of the purchase price with respect to the rights exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_______ by check, money order or wire transfer payable in United States currency to the order of NorthPoint Communications Group, Inc.] or [The undersigned elects net issuance exercise in accordance with Section 2 of the Warrant.]


                                    HOLDER:
Dated:__________________________    By:_________________________________
                                    Name:
                                    Title:
                                    Address:____________________________
                                            ____________________________

                              FORM OF ASSIGNMENT
                              ------------------

(To be executed by the Holder if he desires to effect a transfer of the Warrant)

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________, whose Social Security or other identification number is ________________________ [residing/located] at ____________________________ ____________________ the attached Warrant, and appoints _____________________________ residing at ________________________ the undersigned's attorney-in-fact to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Dated: ________________            By:________________________
                                   Name:
                                   Title:

                                   (Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever).

In the presence of: